UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2009

VENOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 2, 2009, Venoco, Inc. closed the sale of its principal interests in the Hastings Complex (“Hastings Sale”) to a subsidiary of Denbury Resources Inc. (“Denbury”) for approximately $196.1 million, subject to certain post-closing adjustments.  The transfer of certain surface land, oilfield equipment and other assets for an additional $4.9 million will be completed at a later date.  As previously disclosed, Venoco will have a continuing interest in the Hastings Complex and a reversionary interest in the enhanced recovery project Denbury is obligated to pursue at the Complex.  The Complex consists of approximately 4,600 net acres located 30 miles south of Houston, Texas in Brazoria County.

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information

The Venoco, Inc. unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007 that give effect to the sale described therein begin on page F-1 of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2009

VENOCO, INC.

By:	/s/ Timothy M. Marquez
Name: Timothy M. Marquez
Title: Chief Executive Officer

VENOCO, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2008

(In thousands, except share amounts)

		Pro Forma		Pro Forma
	Historical	Adjustments		As Adjusted

ASSETS
Cash and cash equivalents	$4,540	$89,225	(g), (h)	$93,765
Other current assets	121,584	—		121,584
Total current assets	126,124	89,225		215,349
Property, plant and equipment, (full cost method, of which $22,822 for unproved properties were excluded from amortization)	1,589,320	(200,140	)(c), (f)	1,389,180
Accumulated depletion, depreciation and amortization	(325,639)	—		(325,639)
Net property, plant and equipment	1,263,681	(200,140)		1,063,541
Other assets	15,150	—		15,150
Total assets	$1,404,955	$(110,915)		$1,294,040

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$174,575	$(1,875	)(g),(h)	$172,700
Long-term debt	752,765	(105,000	)(g)	647,765
Deferred income taxes	37,860	—		37,860
Commodity and interest derivatives	106,137	—		106,137
Asset retirement obligations	57,848	(4,040	)(c)	53,808
Total liabilities	1,129,185	(110,915)		1,018,270
Stockholders’ equity	275,770	—		275,770
Total liabilities and stockholders’ equity	$1,404,955	$(110,915)		$1,294,040

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

VENOCO, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(In thousands, except per share amounts)

		Pro Forma		Pro Forma
	Historical	Adjustments		As Adjusted

REVENUES:
Oil and natural gas sales	$461,838	$(81,395	)(a)	$380,443
Other	2,812	(94	)(a)	2,718
Total revenues	464,650	(81,489)		383,161
EXPENSES:
Oil and natural gas production	107,565	(28,023	)(a)	79,542
Transportation expense	4,334	—		4,334
Depletion, depreciation and amortization	94,047	(7,794	)(b)	86,253
Accretion of asset retirement obligations	3,065	(196	)(c)	2,869
General and administrative, net of amounts capitalized	31,466	—		31,466
Total expenses	240,477	(36,013)		204,464
Income from operations	224,173	(45,476)		178,697
FINANCING COSTS AND OTHER:
Interest expense, net	41,063	(3,440	)(d)	37,623
Amortization of deferred loan costs	2,623	—		2,623
Interest rate derivative losses (gains), net	6,808	—		6,808
Loss on extinguishment of debt	—	—		—
Commodity derivative losses (gains), net	136,367	—		136,367
Total financing costs and other	186,861	(3,440)		183,421
Income (loss) before income taxes	37,312	(42,036)		(4,724)
Income tax provision (benefit)	14,400	(16,223	)(e)	(1,823)
Net income (loss)	$22,912	$(25,813)		$(2,901)

Earnings per common share:
Basic	$0.45			$(0.06)
Diluted	$0.44			$(0.06)

Weighted average common shares outstanding:
Basic	50,416			50,416
Diluted	52,004			50,416

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

VENOCO, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(In thousands, except per share amounts)

		Pro Forma		Pro Forma
	Historical	Adjustments		As Adjusted

REVENUES:
Oil and natural gas sales	$373,155	$(65,767	)(a)	$307,388
Other	3,355	(5	)(a)	3,350
Total revenues	376,510	(65,772)		310,738
EXPENSES:
Oil and natural gas production	119,321	(33,633	)(a)	85,688
Transportation expense	6,061	—		6,061
Depletion, depreciation and amortization	98,814	(11,391	)(b)	87,423
Accretion of asset retirement obligations	3,914	(289	)(c)	3,625
General and administrative, net of amounts capitalized	31,770	—		31,770
Total expenses	259,880	(45,313)		214,567
Income from operations	116,630	(20,459)		96,171
FINANCING COSTS AND OTHER:
Interest expense, net	60,115	(4,191	)(d)	55,924
Amortization of deferred loan costs	4,197	—		4,197
Interest rate derivative losses (gains), net	17,177	—		17,177
Loss on extinguishment of debt	12,063	—		12,063
Commodity derivative losses (gains), net	142,650	—		142,650
Total financing costs and other	236,202	(4,191)		232,011
Income (loss) before income taxes	(119,572)	(16,268)		(135,840)
Income tax provision (benefit)	(46,200)	(6,286	)(e)	(52,486)
Net income (loss)	$(73,372)	$(9,982)		$(83,354)

Earnings per common share:
Basic	$(1.58)			$(1.80)
Diluted	$(1.58)			$(1.80)

Weighted average common shares outstanding:
Basic	46,372			46,372
Diluted	46,372			46,372

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Venoco, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.              Basis of Presentation

The unaudited pro forma condensed consolidated financial statements are presented to give effect to the sale on February 2, 2009 of the Company’s principal interests in the Hastings Complex (“Hastings Sale”).

The pro forma condensed consolidated balance sheet as of September 30, 2008, and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2008 were derived from and should be read in conjunction with the Company’s unaudited financial statements included in the September 30, 2008, Form 10-Q, filed on November 6, 2008.  The pro forma condensed consolidated statement of operations for the year ended December 31, 2007 was derived from and should be read in conjunction with the Company’s audited financial statements included in the December 31, 2007, Form 10-K, filed on March 17, 2008.

-                    The unaudited pro forma condensed consolidated balance sheet reflects results as though the Hastings Sale closed on September 30, 2008.

-                    The unaudited pro forma condensed consolidated statements of operations reflect results as though the Hastings Sale closed on January 1, 2007.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

2.              Pro Forma Adjustments and Assumptions

The unaudited pro forma financial statements have been prepared by adjusting the Company’s historical financial statements as discussed below:

(a)          Represents oil and gas revenues and related production expenses directly attributable to the properties sold pursuant to the Hastings Sale.

(b)         Represents the pro forma effect on depletion expense, which is calculated on the units-of-production method.

(c)          Represents the pro forma effect of the removal of the Hastings properties on the asset retirement obligation and related accretion expense.

(d)         Represents the pro forma effect on interest expense assuming full repayment of the outstanding balance on the Company’s revolving credit facility and repayment of $5 million of the Company’s second lien term loan.

(e)          Represents the pro forma income tax effect of the above pro forma adjustments using the statutory tax rate in effect during the periods covered by the statements of operations.

(f)            Represents the allocation of the net proceeds of $196.1 million to the full cost pool, with no gain or loss recognized on the transaction in compliance with SEC regulations.

(g)         Represents the estimated repayment of the full outstanding balance on the revolving credit facility at September 30, 2008 ($100 million) and related accrued interest of $672,000, and repayment of $5 million of principal on the second lien term loan.  The remainder of the proceeds are reflected in the cash balance.

(h)         Represents assumption of Hastings related revenue suspense balance of $1.2 million by Denbury, which resulted in a reduction of proceeds paid to Venoco.